EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James G. Murphy, Chief Financial Officer of Immunicon Corporation (the “Company”), hereby certify, that:

(1) The Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2004, as amended by Amendment No. 1 to the quarterly report on Form 10-Q/A (collectively, the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James G. Murphy
James G. Murphy
Chief Financial Officer
June 16, 2004